September 6, 2016

VIA EDGAR

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	TCW Funds, Inc.

File Nos. 033-52272; 811-07170

Ladies and Gentlemen:

Transmitted herewith for filing on behalf of TCW Funds, Inc. (the “Registrant”), pursuant to Rule 497(e) under the Securities Act of 1933, as amended, are exhibits containing risk/return summary information in interactive data format that is identical to the risk/return information contained in the supplement dated August 18, 2016 to the Registrant’s Prospectus, dated February 29, 2016, as amended, for the TCW Emerging Markets Multi-Asset Opportunities Fund, filed with the Securities and Exchange Commission on August 18, 2016 (Accession Number 0001193125-16-685171).

Thank you for your assistance in this matter. Please contact me at (617) 662-3966 with any questions or comments.

Sincerely,

/s/ Julie Lee
Julie Lee
Vice President and Counsel